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                                                                     EXHIBIT 4.3

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

               INCORPORATED UNDER THE LAWS                                                   COMMON STOCK
                OF THE STATE OF DELAWARE                                                  PAR VALUE $.01 EACH


[NUMBER]                                                    [DRAWING]                                                       [SHARES]
[C     ]                                                                                                                    [      ]


           THIS CERTIFICATE IS TRANSFERABLE IN                                              CUSIP 880349 10 5
                 NEW YORK, NEW YORK AND                                         SEE REVERSE FOR CERTAIN RESTRICTIONS ON
               CHARLOTTE, NORTH CAROLINA                                         PREEMPTIVE, TRANSFER AND OTHER RIGHTS


                                                       TENNECO AUTOMOTIVE INC.


          THIS IS TO CERTIFY THAT
                                 -------------


[TENNECO
AUTOMOTIVE
LOGO]

          IS THE OWNER OF
                          -------------


                                    FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                     Tenneco Automotive Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
              This certificate is not valid until countersigned by the Transfer Agent and Registered by the Registrar.

            Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


               /s/ Mark P. Frissora                                            Dated:

                    CHIEF EXECUTIVE OFFICER                                    COUNTERSIGNED AND REGISTERED
                                                                                    FIRST UNION NATIONAL BANK

[SEAL]                                                                                             TRANSFER AGENT
                                                                                                     AND REGISTRAR

               /s/ K. A. Stewart                                               By:

                    CORPORATE SECRETARY


                                                                                              AUTHORIZED SIGNATURE
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                             TENNECO AUTOMOTIVE INC.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT --               Custodian
                                                                             -------------           -----------
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act
                   in common                                                     ------------------
                                                                                      (State)
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   Additional abbreviations may also be used though not in the above list

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS POWERS, PREFERENCES AND RELATIVE PARTICIPATING OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCE AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.


         For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
______________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      ----------------------



                                     ----------------------------------------
                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.


         This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Tenneco Automotive Inc., formerly known as Tenneco Inc. (the "Company") and First Union National Bank, as Rights Agent (as successor to First Chicago Trust Company of New York), dated as of September 9, 1998 as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transfers thereof will become null and void and will no longer be transferable.